                                                                    Exhibit 10.6

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                             [Amended and Restated]

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         THIS ASSIGNMENT AND ASSUMPTION  AGREEMENT  (Amended and Restated) (this
"Assumption  Agreement") is made by and between Grand Oaks  Development,  LLC, a
South Carolina limited liability company (the "Assignor"), and Enclaves of Grand
Oaks LLC, a South  Carolina  limited  liability  company  (the  "Assignee")  and subsidiary  of Enclaves  Group,  Inc.,  a Delaware  corporation  (the  "Contract
Purchaser"):

         IN  CONSIDERATION  of the sale and transfer as of December 9, 2005,  of the Property (or the Assignor's  contracts to acquire the Property) described in the Sale  Contract  (described  below),  the  parties  hereto  enter  into  this
Assignment and  Assumption  Agreement and  represent,  warrant,  and covenant as follows:

         1. The  Contract  Purchaser  hereby  assigns to the Assignee all right, title,  and interest in that certain  Purchase  and Sale  Agreement  dated as of
October 20, 2005 (the "Sale Contract"),  by and between the Assignor as "Seller"
and the Contract Purchaser as "Purchaser", with the consent of the Assignor.

         2. The Assignor as "Seller" under the Sale Contract hereby acknowledges and credits to the  Assignee as earnest  money  deposits  thereunder  the sum of
Three Hundred Fifty Thousand Dollars ($ 350,000).

         3. The Assignor as "Seller" and the Assignee as  "Purchaser"  under the
Sale Contract each hereby  acknowledges the release of the conditions to Closing set forth in  sections 9 (c) (Zoning and Plat  Approval),  9 (f) (Seller  Lender
consent), and 9 (g) (Land Development Agreement.

         4. The Assignee  further  agrees to pay to the order of South  Carolina
Development  Partners  LLC,  a South  Carolina  limited  liability  company  and affiliate  of  Assignor,  a separate fee of Three  Hundred  Thousand  Dollars ($
300,000),  in consideration of its consent to transfer of the subject  property, to be paid upon the first to occur of (i) the  initial  funding  obtained by the
Contract  Purchaser under the "equity line"  described in its SB-2  registration statement  filed with the  Securities  and Exchange  Commission  on November 29,
2005, (ii) the refinancing of any real property project by Contract Purchaser or its  subsidiaries  (to the  extent of net cash  proceeds  available),  (iii) the initial  construction draw under the Assignee's  construction  financing for the
Project,  and (iv)  March  31,  2006;  which  fee  shall  bear  interest  on the outstanding balance from the date of the transfer of the Property to the date of payment  and be  evidenced  by a  promissory  note  of  Contract  Purchaser  and
Assignee.

         5. In  consideration  of an option  fee in the  amount  of Two  Million
Fifteen  Thousand  Dollars  ($  2,015,000)  to be paid in  full  at  Closing  in immediately  available  funds, the Assignee as successor  "Purchaser"  under the
Sale Contract hereby grants and assigns to the Assignor,  or to the order of its designee, the right and option (without any obligation to exercise), to

Assignment and Assumption Agreement                 Grand Oaks Development, LLC
 (Amended and Restated)                               Enclaves of Grand Oaks LLC
                                                            Enclaves Group, Inc
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repurchase building lots, or portions of the Property, upon designation by the
Assignee of any Lots or Property portions it does not intend to hold for development and construction of an "Enclaves" community housing project, for a fixed repurchase price equal to the product of (i) the sum of (A) the Assignee's pro rata acquisition costs for such repurchased property, (B) together with the
Assignee's pro rata costs to hold, maintain, and finance such repurchased property from the date hereof to the date of repurchase, (C) together with the
Assignee's pro rata development costs for such repurchased property from the date hereof to the date of repurchase, and (ii) an amount equal to ten percent
(10%) per annum on the sum of the amounts in (i) (A), (B), and (C) from the date incurred to the date of repurchase; provided that the Owner and the
Assignor shall enter into a separate option agreement setting forth the terms and conditions of notice and exercise of the foregoing right and option. The right and option to purchase must be renewed, if not exercised in writing on or before the last day of the month of Closing, by the delivery of a monthly renewal fee of Ten Thousand Dollars ($ 10,000) in immediately available funds to the order of Assignee, and the last day of each month during any renewal period, or this right and option shall expire without notice or opportunity to cure.

         7. This  Assumption  Agreement:  (i) contains the entire  understanding between the parties  hereto with respect to the  Property and the Sale  Contract and is intended to be an integration of all prior or contemporaneous agreements, conditions,  or  undertakings  between  the  parties  hereto  and  there  are no promises, agreements, conditions, undertakings,  warranties, or representations, oral or written,  express or implied,  between and among the parties hereto with respect to the Property or Sale Contract  other than as set forth  herein;  (ii)
shall not be amended or  modified  except by written  instrument  signed by each party thereto; and (iii) may be executed in several counterparts,  each of which shall be deemed and original and all of which together shall  constitute but one instrument;  the parties may  exchange and rely upon  counterparts  delivered by facsimile transmission or PDF-format documents.

            [Signatures of parties commence on next succeeding page.]

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Assignment and Assumption Agreement                 Grand Oaks Development, LLC
 (Amended and Restated)                               Enclaves of Grand Oaks LLC
                                                            Enclaves Group, Inc
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         IN  WITNESS  WHEREOF  THE  parties  to  the  foregoing  Assignment  and
Assumption  Agreement (Amended and Restated) have executed this instrument as of the day and year last subscribed below.

                                     ASSIGNOR:

                                     GRAND OAKS DEVELOPMENT, LLC

Date: December 16, 2005              By: /s/ Richard J. deGorter          (SEAL)
                                         --------------------------------
                                             Richard J. deGorter
                                             Manager

                                     ASSIGNEE:

                                     ENCLAVES OF GRAND OAKS LLC

                                     By:  Enclaves Group, Inc.
                                     Its: Managing Member

Date: December 16, 2005              By: /s/ Daniel G. Hayes              (SEAL)
                                         --------------------------------
                                             Daniel G. Hayes
                                     Its:    President and CEO

                                     CONTRACT PURCHASER:

                                     ENCLAVES GROUP, INC.

Date: December 16, 2005              /s/ Daniel G. Hayes                  (SEAL)
                                     ------------------------------------
                                             Daniel G. Hayes
                                     Its:    President and CEO

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